UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

COLD SPRING CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32659	75-3192592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Locust Avenue, Suite 302
New Canaan, Connecticut, 06840
(Address of principal executive offices, with zip code)

(203) 972-0888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 20, 2006, Cold Spring Capital Inc. (“Cold Spring”) issued a press release regarding a property tour of The Club at Seven Canyons on Thursday, January 11, 2007, for its stockholders. The event will be hosted by Cold Spring and Sedona Development Partners, LLC (“Sedona”). On November 3, 2006, Cold Spring entered into a Securities Purchase Agreement with Sedona, Seven Canyons Investors, L.L.C., David V. Cavan and Cavan Management Services, L.L.C., pursuant to which Cold Spring will purchase all the outstanding equity interests of Sedona, the owner of The Club at Seven Canyons.

The press release announcing the property tour is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated December 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD SPRING CAPITAL INC.

Date: December 20, 2006	By:	/s/ Joseph Weingarten
Joseph Weingarten President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 20, 2006.